CALIFORNIA ASSOCIATION OF REALTORS®

# EXTENSION OF TIME ADDENDUM

(C.A.R. Form ETA, Revised 4/06)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ California Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Probate Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☐ Vacant Land Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Business Purchase Agreement, ☒ other *Extension of Time Addendum* ("Agreement"), dated *October 1, 2020*, on property known as *approx. 41.37 acres SEC Ave 54/Enterprise Way, Coachella, 92236* ("Property"), in which *West Pender Holdings Inc., and/or assignee* is referred to as ("Buyer") and *Nb Coachella Prop Inc.* is referred to as ("Seller").

1. **EXTENSION OF ESCROW:** The scheduled Close Of Escrow is extended to *February 1, 2021* (Date).

2. **EXTENSION OF CONTINGENCY(IES):** The following contingency(ies), if checked, is/are extended to ______ (Date) ☐ Buyer Investigation of Property Condition ☐ Loan ☐ Other ______.

3. **OTHER EXTENSION(S):** The time for ______ is/are extended to ______ (Date).

4. **ADDITIONAL TERMS:** *See attached Addendum No. 2*

**By signing below, Buyer and Seller acknowledge that each has read, understands, and received a copy of and agrees to the terms of this Extension of Time Addendum.**

Buyer DocuSigned by: Ingo Mueller Date 12/21/2020
*West Pender Holdings Inc.*

Buyer ______ Date ______
*and/or assignee*

Seller DocuSigned by: [signature] Date 12/23/2020
*Nb Coachella Prop Inc.*

Seller ______ Date ______

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
*a subsidiary of the California Association of REALTORS®*
525 South Virgil Avenue, Los Angeles, California 90020

CALIFORNIA ASSOCIATION OF REALTORS®

# ADDENDUM

(C.A.R. Form ADM, Revised 12/15)

No. 2

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☐ Transfer Disclosure Statement (Note: An amendment to the TDS may give the Buyer a right to rescind), ☒ Other *Extension of Time Addendum No.2*, dated *December 21, 2020*, on property known as *approx. 41.37 acres SEC Ave 54/Enterprise Way Coachella, 92236* in which *West Pender Holdings Inc., and/or assignee* is referred to as ("Buyer/Tenant") and *Nb Coachella Prop Inc.* is referred to as ("Seller/Landlord").

*4. Additional Terms:*

*(a) Purchase Price to increase to $4,100,000.*

*(b) Buyer to deposit non-refundable Fifty Thousand Dollars ($50,000) within three (3) days. Buyer will release to Seller the amount of Fifty Thousand Dollars ($50,000) ("Extension Payment"). At the closing, the Extension Payment will be applied towards the purchase price. If there is no closing and the contract is terminated by Buyer, Seller will retain the Extension Payment free and clear of claims by Buyer. If there is a breach by Buyer, the Extension Payment will be deemed as payment of liquidated damages pursuant to paragraph 27.B and Buyer shall have no further liability for damages."*

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date 12/21/2020

Buyer/Tenant DocuSigned by: Ingo Mueller *West Pender Holdings Inc.* DF7011BB3B7B4B0...

Buyer/Tenant ________ *and/or assignee*

Date 12/23/2020

Seller/Landlord DocuSigned by: [signature] *Nb Coachella Prop Inc.* 8AFB929D5205AB6...

Seller/Landlord ________

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
*a subsidiary of the California Association of REALTORS®*
525 South Virgil Avenue, Los Angeles, California 90020